UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 21, 2018

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO		64836
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of 2018 Award Formula under the Company’s 2014 Key Officers Incentive Plan

On March 21, 2018, the Compensation Committee (the “Committee”) adopted the 2018 Award Formula (the “2018 KOIP Award Formula”) under the Company’s 2014 Key Officers Incentive Plan (the “KOIP”). The 2018 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2018 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his annual base salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2018 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants[1]	Return on Capital Employed (ROCE)	60%
(Glassman, Flanigan & Douglas)	Cash Flow	20%
	Individual Performance Goals[2]	20%
Profit Center Participants[3]	Return on Capital Employed (ROCE)	60%
(Davis & Dolloff)	Free Cash Flow (FCF)	20%
	Individual Performance Goals[2]	20%

[1]	Mr. Douglas is included in this disclosure because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders.
[2]	Individual Performance Goals are established outside the Plan, as described below.
[3]	As previously reported, Jack D. Crusa retired as of December 31, 2017 and, therefore, will not participate in the KOIP in 2018.

Corporate Participants. Karl G. Glassman (President & Chief Executive Officer), Matthew C. Flanigan (Executive Vice President – Chief Financial Officer) and Scott S. Douglas (Senior Vice President – General Counsel & Secretary) are Corporate Participants. Awards for Corporate Participants are determined by the Company’s aggregate 2018 financial results. No awards are paid for ROCE achievement below 38% and Cash Flow below $325 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%.

Below are the 2018 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

2018

Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement	Payout
< 38.0%	0%		<$325M	0%
38.0%	50%	Threshold	$325M	50%
41.5%	75%		$362.5M	75%
45.0%	100%	Target	$400M	100%
48.5%	125%		$435.5M	125%
52.0%	150%	Maximum	$475M	150%

Profit Center Participants. Perry E. Davis (Executive Vice President, President – Residential Products & Industrial Products) and J. Mitchell Dolloff (Executive Vice President, President – Specialized Products & Furniture Products) are Profit Center Participants. For Profit Center Participants, no awards are paid for achievement below 80% of the ROCE and FCF targets for the applicable profit centers under the executive’s management. The ROCE and FCF payouts are each capped at 150%.

Below are the 2018 Profit Center Payout Schedule and Targets for Mr. Davis and Mr. Dolloff, including the weighting of each segment. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results for each profit center may include a critical compliance adjustment, ranging from a potential 5% increase for exceptional safety performance to a 20% deduction for critical compliance failures. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the Performance Objective targets relating to the divested businesses will be prorated to reflect only the portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations.

2018 Profit Center Payout Schedule			2018 Profit Center Targets by Segment
ROCE /FCF Achievement		Payout	Segment	ROCE Target	FCF Target	Relative Weight
<80%		0%	Residential Products (Davis)	33.9%	$169.1M	85%
80%	Threshold	60%	Industrial Products (Davis)	24.0%	$44.3M	15%
90%		80%	Specialized Products (Dolloff)	53.5%	$124.3M	60%
100%	Target	100%	Furniture Products (Dolloff)	37.7%	$84.7M	40%
110%		120%
120%		140%
125%	Maximum	150%

Mr. Davis will have 85% of his Award based on the Performance Objectives for the Residential Products segment and 15% based on the Performance Objectives for the Industrial Products segment. Mr. Dolloff will have 60% of his Award based on the Performance Objectives for the Specialized Products segment and 40% based on the Performance Objectives for the Furniture Products segment.

2018 Base Salaries and Target Percentages for Named Executive Officers

As previously reported, on November 6, 2017, the Committee set the base salaries and Target Percentages for 2018 for each of the named executive officers.

Named Executive Officers	2018 Base Salary	2018 KOIP Target Percentage
Karl G. Glassman, President and CEO	$1,225,000	120%
Matthew C. Flanigan, EVP and CFO	$572,000	80%
Perry E. Davis, EVP, President – Residential Products & Industrial Products	$512,000	80%
J. Mitchell Dolloff, EVP, President – Specialized Products & Furniture Products	$512,000	80%
Scott S. Douglas – SVP, General Counsel & Secretary[1]	$380,000	50%
Jack D. Crusa, SVP – Operations (through 12/31/2017)[2]	N/A	N/A

[1]	Mr. Douglas is included in this disclosure because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders.
[2]	As previously reported, Jack D. Crusa retired as of December 31, 2017 and, therefore, will not receive a salary or participate in the KOIP in 2018.

2018 Individual Performance Goals for Named Executive Officers

The 2018 KOIP Award Formula recognizes that a portion of each executive’s cash award is based, in part, on Individual Performance Goals (the “IPGs”) established outside the KOIP (20% relative weight). As previously reported, on November 6, 2017, the Committee adopted the 2018 IPGs for our named executive officers as follows:

Karl G. Glassman: Implementation of growth strategy and succession planning;

Matthew C. Flanigan: Implementation of growth strategy, succession planning and financial partner initiatives;

Perry E. Davis: Supply chain and growth initiatives and succession planning;

J. Mitchell Dolloff: Implementation of growth strategy, succession planning and efficiency initiatives;

Scott S. Douglas1: Implementation of growth strategy and succession planning; and

Jack D. Crusa2: Mr. Crusa was not assigned IPGs for 2018.

[1]	Mr. Douglas is included in this disclosure because he is expected to be included as a named executive officer in the Company’s definitive proxy statement for the 2018 Annual Meeting of Shareholders.
[2]	As previously reported, Mr. Crusa retired as of December 31, 2017. As such Mr. Crusa will not have IPGs in 2018.

The achievement of the IPGs is measured by the following schedule.

Individual Performance Goals Payout Schedule

(1-5 scale)

Achievement	Payout
1 – Did not achieve goal	0%
2 – Partially achieved goal	50%
3 – Substantially achieved goal	75%
4 – Fully achieved goal	100%
5 – Significantly exceeded goal	up to 150%

The foregoing is only a brief description of the 2018 KOIP Award Formula and is qualified in its entirety by such formula, which is attached and incorporated by reference as Exhibit 10.1. The definitions of ROCE, Cash Flow and FCF and a sample calculation are included in the attached 2018 KOIP Award Formula. Also attached and incorporated by reference as Exhibit 10.2 is the Company’s Summary Sheet of Executive Cash Compensation regarding each executive’s 2018 base salary, Target Percentage and IPGs.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description

10.1*	2018 Award Formula under the Company’s 2014 Key Officers Incentive Plan

10.2*	Summary Sheet of Executive Cash Compensation

10.3	The Company’s 2014 Key Officers Incentive Plan, effective January 1, 2014, filed March 25, 2014 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

*	Denotes filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: March 26, 2018	By:	/s/ SCOTT S. DOUGLAS
Scott S. Douglas
Senior Vice President – General Counsel & Secretary

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